DREYFUS SHORT TERM HIGH YIELD FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Short Term High Yield Fund. From inception on August 16, 1996 to the end of its annual reporting period on October 31, 1996, your Fund produced a total return, consisting of security price changes and income, of 3.59% per share.* Income dividends paid from net investment income of approximately $.256 per share were paid. This amounts to an annualized distribution rate per share of 9.55%. **
THE ECONOMY
    Recent fears of another round of monetary tightening by the Federal Reserve Board (the "Fed") to ward off a resurgence in inflation have so far proven to be unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.
    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from levels of a year ago. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Fed Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past 12 months, slightly less than the rate of inflation as measured by the Consumer Price Index.
    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion
- its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.
    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, workers should eventually expect compensation that at least matches their cost of living.
MARKET ENVIRONMENT
    The strength of the high yield market continues, paced by strong demand from investors. A major contributing factor is the maturation of this asset class. During the previous decade, high yield issuance was characterized by a significant amount of financing for leveraged buyouts, and the average rating was single B. Currently, most issuance involves refinancing existing debt, and approximately half of the high yield market is now rated double B. This increase in rating quality and lower capital structure risk has allowed new investor classes to participate in the high yield market - insurance companies, pension plans, and other primarily investment-grade investors. The typically long investment horizon of these new investors should help reduce demand volatility over the near term and could allow the current high yield market rally to continue. Additionally, market fears of a return of higher interest rates increased demand for shorter maturity investments. This situation continues. Supply of short-term high yield debt should increase over time as much of the increased issuance in this decade is approaching its first call date and the historically low interest rate environment improves refinancing probabilities.
THE PORTFOLIO
    The Dreyfus Short Term High Yield Securities Fund returned 3.59% from its inception on August 16, 1996 through October 31, 1996. The Fund's return was affected by the high initial cash position, but it is now fully invested. The investment philosophy of the Fund is three-pronged: callable bonds in industries with long-term growth potential, short-term maturities in cyclical industries, and well-researched special situations where positive credit characteristics could cause early redemption. Exposure to emerging markets is very low. No changes in this strategy are contemplated at this time.
    Our primary task - to provide high current income from short-term high yield securities - will guide our portfolio management decisions. We will continue to use intensive fundamental research to achieve high current income.
                              Very truly yours,

                          [Roger King signature logo]

                              Roger King
                              Portfolio Manager
November 15, 1996
New York, New York
* Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.


DREYFUS SHORT TERM HIGH YIELD FUND
STATEMENT OF INVESTMENTS                                                                           OCTOBER 31, 1996
                                                                                               Principal
Bonds and Notes-103.4%                                                                           Amount          Value
                                                                                                 ______          ______
  Aircraft & Aerospace-16.1%         Aircraft Lease Portfolio Securitisation 96-1
                                       Pass Through Trust, Ctfs.,
                                       Cl. D, 12 3/4%, 2006.................                   $     600,000 (a)   $ 621,000
                                     Fairchild,
                                       Sub. Deb., 12%, 2001.................                         869,000         882,035
                                     GPA Delaware,
                                       Gtd. Notes, 8 3/4%, 1998.............                         500,000         508,125
                                     RHI Holdings,
                                       Sr. Sub. Deb., 11 7/8%, 1999.........                         900,000         900,000
                                     Tracor,
                                       Sr. Sub. Notes, 10 7/8%, 2001........                         100,000         106,500
                                                                                                                      ______
                                                                                                                   3,017,660
                                                                                                                      ______
  Auto Related-3.6%                  Exide,
                                       Sr. Sub. Deb., Zero Coupon, 1997.....                         750,000 (b)     679,687
                                                                                                                      ______
  Broadcasting-5.3%                  NWCG Holdings,
                                       Sr. Secured Discount Notes, Ser. B,
                                       Zero Coupon, 1999....................                         500,000         410,000
                                     Park Broadcasting,
                                       Sr. Notes, Ser. B, 11 3/4%, 2004.....                         500,000         577,500
                                                                                                                      ______
                                                                                                                     987,500
                                                                                                                      ______
  Chemicals-1.3%                     Astor,
                                       Sr. Sub. Notes, 10 1/2%, 2006........                         250,000 (a)     250,312
                                                                                                                      ______
  Consumer-21.1%                     Coleman Holdings,
                                       Sr. Secured Discount Notes, Ser. B,
                                       Zero Coupon, 1998....................                         750,000         648,750
                                     Health o meter,
                                       Sr. Sub. Notes, 13%, 2002 (Units)....                         500,000 (c)     552,500
                                     MacAndrews & Forbes,
                                       Sr. Sub. Notes, 11 7/8%, 2002........                         500,000         532,500
                                     MagneTek,
                                       Sr. Sub. Deb., 10 3/4%, 1998.........                         800,000         826,000
                                     Plastic Containers,
                                       Sr. Secured Notes, 10 3/4%, 2001.....                         500,000         528,750
                                     Revlon Worldwide,
                                       Sr. Secured Discount Notes, Zero Coupon, 1998               1,000,000         886,250
                                                                                                                      ______
                                                                                                                   3,974,750
                                                                                                                      ______
  Energy-13.3%                       AmeriGas Partners, L.P.,
                                       Sr. Notes, Ser. B, 10 1/8%, 2007.....                         300,000         312,000
                                     DeepTech International,
                                       Sr. Secured Notes, 12%, 2000.........                       1,000,000       1,045,000
                                     Flores & Rucks,
                                       Sr. Notes, 13 1/2%, 2004.............                         500,000         591,250
                                     Santa Fe Energy Resources,
                                       Sr. Sub. Deb., 11%, 2004.............                         500,000         552,500
                                                                                                                      ______
                                                                                                                   2,500,750
                                                                                                                      ______

DREYFUS SHORT TERM HIGH YIELD FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
                                                                                                    Principal
Bonds and Notes (continued)                                                                           Amount          Value
                                                                                                      ______          ______
  Entertainment/Media-2.9%           Katz,
                                       Sr. Sub. Notes, 12 3/4%, 2002........                   $     500,000   $     552,500
                                                                                                                      ______
  Foods and Beverages-2.7%           Foodmaker,
                                       Sr. Notes, 9 1/4%, 1999..............                         500,000         503,750
                                                                                                                      ______
  Foreign-8.2%                       Net Sat Servicos Ltda.,
                                       Sr. Secured Notes, 12 3/4%, 2001.....                         500,000 (a,d)   523,750
                                     Rogers Communications,
                                       Deb., 10 7/8%, 2004..................                         500,000         517,500
                                     Russel Metals,
                                       Sr. Notes, 10 1/4%, 2000.............                         500,000         493,750
                                                                                                                      ______
                                                                                                                   1,535,000
                                                                                                                      ______
  Gaming-3.6%                        Resorts International,
                                       11 3/8%, 2004 (Units)................                         675,000 (e)     673,050
                                                                                                                      ______
  Industrial-6.5%                    Figgie International,
                                       Sr. Notes, 9 7/8%, 1999..............                         500,000         518,125
                                     Republic Engineered Steels,
                                       First Mortgage Notes, 9 7/8%, 2001...                         750,000         701,250
                                                                                                                      ______
                                                                                                                   1,219,375
                                                                                                                      ______
  Paper & Paper Related-5.2%         Gaylord Container,
                                       Sr. Sub. Discount Deb., 12 3/4%, 2005                         500,000         548,750
                                     Stone Container,
                                       Sr. Notes, 12 5/8%, 1998.............                         400,000         426,000
                                                                                                                      ______
                                                                                                                     974,750
                                                                                                                      ______
  Retail-3.4%                        K Mart,
                                       Medium-Term Notes, 7.01%, 2000.......                         700,000         638,882
                                                                                                                      ______
  Steel-4.4%                         Weirton Steel,
                                       Sr. Notes:
                                         11 1/2%, 1998.........................                      500,000         517,500
                                         10 7/8%, 1999.........................                      300,000         310,500
                                                                                                                      ______
                                                                                                                     828,000
                                                                                                                      ______
  Supermarkets-3.2%                  Fleming Cos.,
                                       Sr. Floating Rate Notes, 7 15/16%, 2001                       675,000 (f)     604,125
                                                                                                                      ______
  Transportation-2.6%                Trism,
                                       Sr. Sub. Notes, 10 3/4%, 2000........                         500,000         482,500
                                                                                                                      ______
                                     TOTAL BONDS AND NOTES
                                       (cost $19,288,310)...................                                     $19,422,591
                                                                                                                      ======

Preferred Stocks-.6%                                                                                  Shares
                                                                                                      ______
      Auto Related;                  Harvard Industries, Cum., $3.5625
                                       (cost $110,625)......................                           5,000   $     103,750
                                                                                                                      ======

DREYFUS SHORT TERM HIGH YIELD FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
                                                                                                    Principal
Short-Term Investments-7.8%                                                                           Amount          Value
                                                                                                      ______          ______
  U.S. Government Agency-7.6%        Federal Home Loan Banks,
                                       5.52%, 11/1/1996.....................                    $  1,425,000    $  1,425,000
                                                                                                                      ______
  U.S. Treasury Bills-.2%....        4.84%, 12/12/1996                                                26,000 (g)      25,852
                                     4.95%, 1/9/1997........................                          10,000 (g)       9,905
                                                                                                                      ______
                                                                                                                      35,757
                                                                                                                      ______
                                     Total Short-Term Investments
                                       (cost $1,460,762)....................                                    $  1,460,757
                                                                                                                      ======
TOTAL INVESTMENTS (cost $20,859,697)........................................                           111.8%    $20,987,098
                                                                                                        ====          ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (11.8%)  $ (2,208,143)
                                                                                                        ====          ======
NET ASSETS..................................................................                           100.0%    $18,778,955
                                                                                                        ====          ======

Notes to Statement of Investments:
  (a) Securities exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities amounted to $1,395,062 or 7.4% of net assets.
  (b) Zero coupon until 12/15/1997, date on which a stated coupon rate of 12
      1/4% becomes effective; the stated maturity is 12/15/2004.
  (c) With warrants to purchase Common Stock.
  (d) Reflects date security can be redeemed at holders' option; the stated maturity date is 8/5/2004.
  (e) With Common Stock attached.
  (f) Variable  rate security-interest rate subject to periodic change.
  (g) Held by the custodian in a segregated account as collateral for open Financial Futures positions.



STATEMENT OF FINANCIAL FUTURES                                                                 OCTOBER 31, 1996
                                                                         Market Value                      Unrealized
                                                                           Covered                       (Depreciation)
Financial Futures Sold Short                              Contracts     by Contracts        Expiration    at 10/31/96
_____________                                              ______         _______             _______       _______
U.S. Treasury 5yr Note.......................                 5           $536,172         December `96    $(4,062)











SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT TERM HIGH YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                     OCTOBER 31, 1996
                                                                                                       Cost           Value
                                                                                                      ______          ______
ASSETS:                          Investments in securities-See Statement of Investments          $20,859,697     $20,987,098
                                 Cash.......................................                                         638,690
                                 Interest receivable........................                                         499,230
                                 Prepaid expenses and other assets..........                                           2,522
                                 Due from The Dreyfus Corporation...........                                          19,166
                                                                                                                      ______
                                                                                                                  22,146,706
                                                                                                                      ______
LIABILITIES:                     Due to Distributor.........................                                           3,041
                                 Payable for investment securities purchased                                       3,185,242
                                 Payable for shares of Beneficial Interest redeemed                                  160,126
                                 Accrued expenses and other liabilities.....                                          19,342
                                                                                                                      ______
                                                                                                                   3,367,751
                                                                                                                      ______
NET ASSETS..................................................................                                     $18,778,955
                                                                                                                      ======
REPRESENTED BY:                  Paid-in capital............................                                     $18,548,629
                                 Accumulated net realized gain (loss) on investments                                 106,987
                                 Accumulated net unrealized appreciation (depreciation)
                                     on investments [including $4,062 net unrealized
                                     (depreciation) on financial futures]-Note 4(b)                                  123,339
                                                                                                                      ______
NET ASSETS..................................................................                                     $18,778,955
                                                                                                                      ======
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)
 ...........................................................................                                        1,479,536
NET ASSET VALUE, offering and redemption price per share....................                                          $12.69
                                                                                                                      ======










SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT TERM HIGH YIELD FUND
STATEMENT OF OPERATIONS
FROM AUGUST 16, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $304,981
EXPENSES:                        Management fee-Note 3(a)...................                       $  18,501
                                 Legal fees.................................                          23,092
                                 Audit fees.................................                          12,000
                                 Shareholder servicing costs-Note 3(b)......                           7,839
                                 Registration fees..........................                           5,749
                                 Prospectus and shareholders' reports.......                           2,567
                                 Custodian fees.............................                           1,457
                                 Trustees' fees and expenses-Note 3(c)......                             488
                                 Miscellaneous..............................                             830
                                                                                                       _____
                                       Total Expenses.......................                          72,523
                                 Less-expense reimbursement from the Manager due to
                                     undertaking-Note 3 (a).................                         (46,180)
                                                                                                       _____
                                       Net Expenses.........................                                          26,343
                                                                                                                       _____
INVESTMENT INCOME-NET.......................................................                                         278,638
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                        $119,375
                                 Net realized gain (loss) on financial futures                       (12,388)
                                                                                                       _____
                                       Net Realized Gain (Loss).............                                         106,987
                                                                                                                       _____
                                 Net unrealized appreciation (depreciation) on investments
                                     [including $4,062 unrealized (depreciation) on
                                     financial futures].....................                                         123,339
                                                                                                                       _____
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........................                                         230,326
                                                                                                                       _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $508,964
                                                                                                                       =====






SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT TERM HIGH YIELD FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM AUGUST 16, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996
OPERATIONS:
  Investment income-net...................................................................                   $     278,638
  Net realized gain (loss) on investments.................................................                         106,987
  Net unrealized appreciation (depreciation) on investments...............................                         123,339
                                                                                                                    ______
      Net Increase (Decrease) in Net Assets Resulting from Operations.....................                         508,964
                                                                                                                    ______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...................................................................                        (278,638)
                                                                                                                    ______
BENEFICIAL INTEREST TRANSACTIONS :
  Net proceeds from shares sold...........................................................                      25,885,033
  Dividends reinvested....................................................................                         258,303
  Cost of shares redeemed.................................................................                      (7,594,707)
                                                                                                                    ______
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.............                      18,548,629
                                                                                                                    ______
        Total Increase (Decrease) in Net Assets...........................................                      18,778,955
NET ASSETS:
  Beginning of Period.....................................................................                            __
                                                                                                                    ______
  End of Period...........................................................................                     $18,778,955
                                                                                                                    ======
CAPITAL SHARE TRANSACTIONS:                                                                                         Shares
                                                                                                                    ______
  Shares sold.............................................................................                       2,058,351
  Shares issued for dividends reinvested..................................................                          20,416
  Shares redeemed.........................................................................                        (599,231)
                                                                                                                    ______
      Net Increase (Decrease) in Shares Outstanding.......................................                       1,479,536
                                                                                                                    ======










SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM HIGH YIELD FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from August 16, 1996 (commencement of operations) to October 31, 1996. This information has been derived from the Fund's financial statements.

PER SHARE DATA:
    Net asset value, beginning of period.....................................................       $12.50
                                                                                                       ___
    Investment Operations:
    Investment income-net....................................................................          .26
    Net realized and unrealized gain (loss)
      on investments.........................................................................          .19
                                                                                                       ___
    Total from Investment Operations.........................................................          .45
                                                                                                       ___
    Distributions:
    Dividends from investment income-net.....................................................         (.26)
                                                                                                       ___
    Net asset value, end of period...........................................................       $12.69
                                                                                                       ===
TOTAL INVESTMENT RETURN......................................................................        17.02% (1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................................................          .92% (1)
    Ratio of net investment income
      to average net assets..................................................................         9.76% (1)
    Decrease reflected in above expense ratios due to undertaking by the Manager.............         1.62% (1)
    Portfolio Turnover Rate..................................................................        77.79% (2)
    Net Assets, end of period (000's Omitted)................................................      $18,779
(1)    Annualized.
(2)    Not annualized.








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM HIGH YIELD FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Income Funds (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering four funds, including the Dreyfus Short Term High Yield Fund (the "Fund") which commenced operations on August 16, 1996. The Fund's investment objective is to provide high current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    As of October 31, 1996, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 547,312 shares of the Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Investments denominated in foreign currencies are translated into U.S.
dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS SHORT TERM HIGH YIELD FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under either line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the value of the Portfolio's average net assets in accordance with California "blue sky" regulations. The Manager has undertaken from August 16, 1996 through December 31, 1996 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1% of the value of the Fund's average daily net assets. The expense reimbursement pursuant to the undertaking, amounted to $46,180 for the period ended October 31, 1996.
    The undertaking may be extended, modified or terminated by the Manager provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (b) The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor, for the provision of certain services to Fund shareholders a fee at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended October 31, 1996, the Fund was charged $7,116 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $488 for the period from August 16, 1996 through October 31, 1996.
    The Fund has entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended October 31, 1996, $1,457 was charged by Mellon pursuant to the custody agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS SHORT TERM HIGH YIELD FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $26,948,968 and $8,393,826, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily realized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contracts amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1996, and their related unrealized depreciation are set forth in the Statement of Financial Futures.
    (b) At October 31, 1996, accumulated net unrealized appreciation on investments was $123,339, consisting of $168,336 gross unrealized appreciation and $44,997 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS SHORT TERM HIGH YIELD FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Short Term High Yield Fund
    We have audited the accompanying statement of assets and liabilities, including the statement of investments and financial futures, of Dreyfus Short Term High Yield Fund (one of the Funds constituting Dreyfus Income Funds) as of October 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from August 16, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term High Yield Fund at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 16, 1996 to October 31, 1996, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
December 10, 1996


[Dreyfus lion "d" logo]
DREYFUS SHORT TERM HIGH YIELD FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940












Printed in U.S.A.                           044AR9610
[Dreyfus logo]
Short Term
High Yield Fund
Annual Report
October 31, 1996